SUB-ITEM 77Q1(a)


                                AMENDMENT NO. 1
                                       TO
                     AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST



         This Amendment No. 1 to the Agreement and Declaration of Trust of AIM Counselor Series Trust (this "Amendment") amends, effective as of December 10, 2003, the Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") dated as of July 29, 2003, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.




                                     By:  /s/ Robert H. Graham
                                          -------------------------------------
                                     Name:   Robert H. Graham
                                     Title:  President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                         OF AIM COUNSELOR SERIES TRUST


                                  "SCHEDULE A

                           AIM COUNSELOR SERIES TRUST
                         PORTFOLIOS AND CLASSES THEREOF



PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
INVESCO Advantage Health Sciences Fund            Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Institutional Class Shares

INVESCO Multi-Sector Fund                         Class A Shares
                                                  Class B Shares
                                                  Class C Shares
                                                  Institutional Class Shares"


                                      A-1